Exhibit 10.3

EXECUTION VERSION

ESCROW ASSUMPTION AGREEMENT, dated as of May 18, 2016 (this “Agreement”). Reference is made to (i) the Amended and Restated Credit Agreement, dated as of March 18, 1999 and amended and restated on April 11, 2012 (as amended by Amendment No. 1, dated as of March 22, 2013, Amendment No. 2, dated as of April 22, 2013, the Term F Loan Incremental Activation Notice, Amendment No. 3, dated as of June 27, 2013, the Term E Loan Incremental Activation Notice, the Term G Loan Incremental Activation Notice, Amendment No. 4, dated as of September 12, 2014, the Term H/I Loan Incremental Activation Notice, Amendment No. 5, dated as of August 24, 2015 and as the same may have been further amended, restated, modified and supplemented from time to time prior to the date hereof, the “Original Credit Agreement”) by and among CHARTER COMMUNICATIONS OPERATING, LLC, a Delaware limited liability company (“Borrower”), CCO HOLDINGS, LLC, a Delaware limited liability company, the LENDERS party thereto and BANK OF AMERICA, N.A., as administrative agent thereunder (the “Administrative Agent”) and (ii) the Escrow Credit Agreement dated as of August 24, 2015, among CCO SAFARI III, LLC, a Delaware limited liability company (the “Escrow Borrower”), the several banks and other financial institutions or entities from time to time party thereto and BANK OF AMERICA, N.A., as escrow administrative agent (the “Escrow Administrative Agent”) (as amended, restated, modified and supplemented from time to time prior to the date hereof, the “Escrow Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Original Credit Agreement or the Escrow Credit Agreement, as applicable.

WHEREAS, the Escrow Borrower currently has Term H Loans and Term I Loans outstanding under the Escrow Credit Agreement (collectively, the “Escrow Incremental Loans”) in an aggregate principal amount of (i) $1,000,000,000 of Term H Loans and (ii) $2,800,000,000 of Term I Loans, and the Borrower wishes to affect an Escrow Assumption with respect to such Escrow Incremental Loans under Section 2.1(g) of the Original Credit Agreement (the “Term H/I Escrow Assumption”);

WHEREAS, pursuant to the Escrow Agreement, the proceeds of the Escrow Incremental Loans were placed in the Escrow Account (as defined in the Escrow Agreement) until the conditions of release thereunder are satisfied;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Escrow Assumption Date (as defined below), (a) no Default or Event of Default under the Original Credit Agreement has occurred and is continuing, (b) the entry into this Agreement by each of the Borrower and the Escrow Borrower has been duly authorized by all necessary limited liability company action of each such entity, (c) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date) and in each case without duplication of any materiality qualifier therein and (d) the Term H/I Escrow Assumption is permitted pursuant to Section 2.1(g) of the Original Credit Agreement.

Section 2. Effectiveness. Section 1 of this Agreement shall become effective on the date (such date, if any, the “Escrow Assumption Date”) that the following conditions have been satisfied:

(i) Assumption. The Administrative Agent shall have received executed signature pages hereto from the Borrower, the Escrow Borrower and the Escrow Administrative Agent;

(ii) Escrow Release Conditions. Substantially concurrently with the release of the Escrowed Property (as defined in the Escrow Agreement) to the Escrow Borrower, the Escrow Release Conditions will be satisfied;

(iii) Escrow Agreement. The Escrow Borrower has complied with all agreements and satisfied all conditions, including its delivery of a Release Request to the Escrow Agent and the Escrow Administrative Agent, on its part to be performed or satisfied under Section 3(a) of the Escrow Agreement;

(iv) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the accuracy of the representations and warranties in Section 1 of this Agreement.

Section 3. Escrow Term Loan Assumption. Upon the satisfaction of the conditions in Section 2 hereof, the Borrower hereby assumes the Escrow Incremental Loans and all Obligations with respect thereto as Term Loans under the Original Credit Agreement pursuant to Section 2.1(g) and in accordance with Sections 2.1(d) and (e), as applicable. Upon the Escrow Assumption Date, all Escrow Incremental Loans and accrued and unpaid interest thereon through the Escrow Assumption Date shall (i) for purposes of the Original Credit Agreement, be deemed to be outstanding under the Original Credit Agreement, in accordance with the terms thereof and, (ii) solely for the purposes of the Escrow Credit Agreement, be deemed to have been repaid in full and such Escrow Credit Agreement shall terminate and shall be of no further force and effect.

Section 4. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Waivers of Jury Trial; Submission to Jurisdiction; Waivers. The provisions set forth in Sections 10.12 and 10.16 of the Original Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Agreement.

Section 6. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Agreement. Except as expressly set forth herein, (i) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Original Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other provision of either such agreement or any other Loan Document. This Agreement shall constitute a Loan Document for purposes of the Original Credit Agreement. The Borrower hereby consents to this Agreement and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Original Credit Agreement. The provisions of Section 9 and Section 10.6 of the Original Credit Agreement shall continue in effect for the benefit of the Escrow Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Escrow Administrative Agent.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CCO SAFARI III, LLC

By:	/s/ Thomas M. Degnan
	Name:	Thomas M. Degnan
	Title:	Senior Vice President-Finance and Corporate Treasurer

CHARTER COMMUNICATIONS OPERATING, LLC

By:	/s/ Thomas M. Degnan
	Name:	Thomas M. Degnan
	Title:	Senior Vice President-Finance and Corporate Treasurer

[Signature Page to Escrow Assumption Agreement]

BANK OF AMERICA, N.A.,
as Escrow Administrative Agent

By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

[Signature Page to Escrow Assumption Agreement]

Agreed and acknowledged:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

[Acknowledgment of Escrow Assumption Agreement]